UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2017

CLEARBRIDGE

DIVIDEND STRATEGY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks dividend income, growth of dividend income and long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Dividend Strategy Fund for the twelve-month reporting period ended December 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective December 31, 2017, Scott Glasser, Co-Chief Investment Officer, a Managing Director and a Portfolio Manager of ClearBridge investments, LLC (“ClearBridge”) joined the Fund’s portfolio management team as a co-portfolio manager. At that time, Harry D. Cohen stepped down as a co-portfolio manager of the Fund. Michael Clarfeld, CFA, and Peter Vanderlee, CFA, remain as co-portfolio managers of the Fund. For more information, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

II	ClearBridge Dividend Strategy Fund

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the twelve months ended December 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2% during the first quarter of 2017. Second and third quarter 2017 GDP growth then accelerated to 3.1% and 3.2%, respectively. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, state and local government spending, federal government spending, and an upturn in residential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on December 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In December 2017, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rateiii, three times during the reporting period. The first occurrence took place on March 15, 2017, as the Fed raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Dividend Strategy Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks dividend income, growth of dividend income and long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics that pay dividends or are expected to initiate their dividends over time. This policy includes companies that we expect to initiate dividend payments within the next 12 to 24 months. We believe that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment.

The Fund invests primarily in common stocks. Equity securities in which the Fund may invest also include preferred securities, convertible securities, securities of other investment companies and of real estate investment companies (“REITs”)i, warrants and rights. The Fund may invest up to 50% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The Fund may invest in issuers of any size.

We, as portfolio managers, look for companies that we believe have assets or earnings power that are either unrecognized or undervalued. We typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time. We also look for potential for capital appreciation, sound or improving balance sheets, and effective management teams that exhibit a desire to earn consistent returns for shareholders. We may also consider the companies’ past growth rates, future earnings prospects, technological innovation and recognized industry leadership, as well as general market and economic factors. We will reassess any company held by the Fund that reduces or terminates its dividend payments to determine whether the Fund will continue to hold the security.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. equity indices posted positive returns for the twelve-month reporting period ended December 31, 2017, as the Dow Jones Industrial Averageii, S&P 500 Indexiii and NASDAQ Composite Indexiv gained 28.11%, 21.83% and 29.64%, respectively. Throughout the reporting period, investors focused on the effects of potential policy changes in health care, taxes and regulations attendant on the election of President Donald Trump and the Republican Party majority in the House and Senate.

A $1.5 trillion tax package arrived in December 2017, though despite substantial rhetoric about tax reform from Washington D.C., the market had not priced in its potential benefits until the eleventh hour. As it became more likely that a bill would pass in very late November 2017, a shift in market leadership began, with the highest-tax-paying companies and sectors outpacing lower payers.

ClearBridge Dividend Strategy Fund 2017 Annual Report	1

Fund overview (cont’d)

Corporate earnings growth returned after dipping earlier in 2016, helping broad index returns over the reporting period. With continued low unemployment and slow but steady growth, the Federal Reserve Board (the “Fed”)v raised the federal funds ratevi three times during the period, accelerating what is expected to be a gradual and predictable period of monetary tightening. As part of this tightening, in October 2017 the Fed began to decrease the size of its balance sheet by letting Treasuries, and to a lesser degree mortgage-backed securities, mature without reinvestment.

Crude oil prices traded largely in the $45–$55 range after having stabilized in 2016, and rose toward the end of the period, finally surpassing $60 per barrel.

While populism played a role in the U.S. presidential election, in Europe, populism and the associated political risk appeared to subside somewhat after Brexit, with centrist victories in the 2017 elections in France and Germany. In both regions, however, the market largely shook off any potential concerns related to political risk and remained optimistic given increasingly synchronized global growth.

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”)vii growth, as measured by the U.S. Department of Commerce, jumped during the reporting period, reaching 3.1% and 3.2% in the second and third quarters of 2017, respectively. The employment situation continued to improve as well. Unemployment remained at multidecade lows; overall job growth was steady, despite setbacks following hurricanes Harvey and Irma in the third quarter.

The Fed’s preferred measure of inflation — core personal consumption expenditures — declined over the period, with November 2017’s 1.48% remaining below the central bank’s long-term 2% target. The ten-year Treasury yield reached a high of 2.62% and a low of 2.05%, yet ended the period largely flat, at 2.40%.

Q. How did we respond to these changing market conditions?

A. The Fund has always taken a diversified approach across sectors with an emphasis on dividend growth rather than seeking to maximize high current yield. We target companies with a track record of dividend increases and the combination of financial strength and growth which should enable them to continue raising their dividend payments. These companies typically feature healthy balance sheets and consistent cash flows that provide plenty of capital to effectively operate their business and fund a growing dividend. During the reporting period, we identified companies with these characteristics trading at attractive valuations in the Information Technology (“IT”), Financials and Energy sectors.

In the IT sector, we took positions in Visa Inc. and MasterCard Inc. and sold out of positions in International Business Machines Corp. (“IBM”), and Automatic Data Processing during the period. Both Visa Inc. and MasterCard Inc. are very high-quality franchises that command dominant positions in the oligopolistic electronic payments market. Historically, they have maintained solid organic revenue growth and very high incremental margins and returns on capital, which we believe should lead to outstanding long-term profitability. Dividends of both companies are growing

2	ClearBridge Dividend Strategy Fund 2017 Annual Report

consistently with earnings. IBM shares appreciated significantly in a short period, making the risk-reward less compelling. Automatic Data Processing, though a good company with solid fundamentals, faces tough comps and tougher competition. The stock ran up and we took advantage of the opportunity to exit the position at a very favorable price. The activity helped boost overall exposure to the IT sector, which was the main contributor to the Fund’s returns in all but the second quarter.

We also initiated a position in U.S. Bancorp, helping to increase our aggregate financials exposures during the period. The bank has produced industry-leading returns during the past year, which we believe are sustainable due to the competitive advantages it enjoys in business efficiency, business mix as well as capital and funding. More broadly, U.S. financials are big beneficiaries of both a lighter touch from financial deregulation and the new tax bill.

During the reporting period, we also took advantage of weakness in the Energy sector due to depressed oil prices and increased energy exposure with the initiation of positions in Williams Cos. and Kinder Morgan. We also lowered the Fund’s aggregate Industrials sector exposure with the sale of General Electric Co., whose valuation we found no longer attractive compared to other opportunities, and which we sold on strength in February 2017. The sale turned out to be a good one, as the stock subsequently sold off throughout the year.

Performance review

For the twelve months ended December 31, 2017, Class A shares of ClearBridge Dividend Strategy Fund, excluding sales charges, returned 19.12%. The Fund’s unmanaged benchmark, the S&P 500 Index returned 21.83% for the same period. The Lipper Equity Income Funds Category Average1 returned 15.45% over the same time frame.

Performance Snapshot as of December 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Dividend Strategy Fund:
Class 1[2]	10.17%	19.44%
Class A	10.03%	19.12%
Class B3	9.45%	17.87%
Class C	9.65%	18.31%
Class FI	9.97%	19.02%
Class R	9.80%	18.76%
Class I	10.19%	19.45%
Class IS	10.23%	19.60%
S&P 500 Index	11.42%	21.83%
Lipper Equity Income Funds Category Average[1]	9.20%	15.45%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 561 funds for the six-month period and among the 543 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

The Fund’s Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

The Fund no longer offers Class B shares for purchase by new and existing investors. On or about January 30, 2018, all outstanding Class B shares of the Fund will be converted into Class A shares of the Fund.

ClearBridge Dividend Strategy Fund 2017 Annual Report	3

Fund overview (cont’d)

month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2017, as supplemented November 30, 2017, the gross total annual fund operating expense ratios for Class 1, Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 0.82%, 1.09%, 2.33%, 1.78%, 1.15%, 1.32%, 0.80% and 0.70%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class 1 shares, 1.15% for Class A shares, 2.15% for Class B shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares will not exceed the ratio of total annual fund operating expenses for Class A shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for Class B shares as a result of acquired fund fees and expenses. These arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in nine of the eleven economic sectors in which it was invested during the reporting period, with the greatest contribution to returns coming from the IT, Financials and Consumer Staples sectors. Relative to the benchmark, the Fund’s overall stock selection contributed to performance for the period. Stock selection in the Utilities, Consumer Staples and Real Estate sectors drove performance. In terms of sector allocation, an underweight to the Energy sector aided performance.

4	ClearBridge Dividend Strategy Fund 2017 Annual Report

In terms of individual Fund holdings, leading contributors to performance for the period included Apple Inc., Home Depot Inc., Microsoft Corp., Texas Instruments Inc. and Alphabet Inc.

Q. What were the leading detractors from performance?

A. In absolute terms, the Energy and Telecommunication Services sectors detracted from performance. Relative to the benchmark, overall sector allocation detracted from returns. In particular, the Fund’s underweight allocations to the IT and Consumer Staples sectors, and the Fund’s cash position also hurt relative results. Stock selection in the Energy and Financials sectors also detracted from relative performance.

In terms of individual Fund holdings, leading detractors from performance for the period included Schlumberger Ltd., General Electric Co., Kinder Morgan, Exxon Mobil Corp. and AT&T Inc.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period we established a number of new positions, with some of the largest in Williams Cos., General Motors Co., MasterCard Inc. and Visa Inc.

We also closed positions in Automatic Data Processing, CenterPoint Energy, CVS Health Corp., General Electric Co. and IBM.

During the reporting period, existing holding E. I. du Pont de Nemours merged with Dow Chemical to form DowDuPont, whose shares we received and retained. Also during the period, the Fund received shares of Enbridge in the Energy sector following the completion of its acquisition of existing holding Spectra Energy. In addition, existing holding MetLife Inc. spun off its subsidiary Brighthouse Financial, in which we received shares.

Thank you for your investment in ClearBridge Dividend Strategy Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investments, LLC

Harry D. “Hersh” Cohen

Portfolio Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Investments, LLC

January 25, 2018

RISKS: Equity securities are subject to price and market fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Small-and mid-cap stocks involve greater risks and volatility than

ClearBridge Dividend Strategy Fund 2017 Annual Report	5

Fund overview (cont’d)

large-cap stocks. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2017 were: Berkshire Hathaway Inc., Class B Shares (4.1%), Microsoft Corp. (2.7%), Home Depot Inc. (2.7%), Alphabet Inc., Class C Shares (2.5%), Texas Instruments Inc. (2.4%), Nestle SA, ADR (2.4%), Union Pacific Corp. (2.3%), Procter & Gamble Co. (2.2%), Blackstone Group LP (2.2%) and 3M Co. (2.2%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2017 were: Financials (18.0%), Consumer Staples (15.8%), Information Technology (13.3%), Industrials (9.9%) and Consumer Discretionary (9.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

6	ClearBridge Dividend Strategy Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2017 and December 31, 2016. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

ClearBridge Dividend Strategy Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	10.17%	$1,000.00	$1,101.70	0.81%	$4.29	Class 1	5.00%	$1,000.00	$1,021.12	0.81%	$4.13
Class A	10.03	1,000.00	1,100.30	1.10	5.82	Class A	5.00	1,000.00	1,019.66	1.10	5.60
Class B	9.45	1,000.00	1,094.50	2.19	11.56	Class B	5.00	1,000.00	1,014.17	2.19	11.12
Class C	9.65	1,000.00	1,096.50	1.80	9.51	Class C	5.00	1,000.00	1,016.13	1.80	9.15
Class FI	9.97	1,000.00	1,099.70	1.13	5.98	Class FI	5.00	1,000.00	1,019.51	1.13	5.75
Class R	9.80	1,000.00	1,098.00	1.42	7.51	Class R	5.00	1,000.00	1,018.05	1.42	7.22
Class I	10.19	1,000.00	1,101.90	0.83	4.40	Class I	5.00	1,000.00	1,021.02	0.83	4.23
Class IS	10.23	1,000.00	1,102.30	0.73	3.87	Class IS	5.00	1,000.00	1,021.53	0.73	3.72

8	ClearBridge Dividend Strategy Fund 2017 Annual Report

[1]	For the six months ended December 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Dividend Strategy Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/17	19.44%	19.12%	17.87%	18.31%	19.02%	18.76%	19.45%	19.60%
Five Years Ended 12/31/17	13.41	13.11	12.16	12.33	N/A	12.81	13.47	N/A
Ten Years Ended 12/31/17	N/A	7.34	6.83	6.55	N/A	N/A	7.67	N/A
Inception* through 12/31/17	11.89	—	—	—	10.61	12.53	—	11.55

With sales charges[2]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/17	19.44%	12.29%	12.87%	17.31%	19.02%	18.76%	19.45%	19.60%
Five Years Ended 12/31/17	13.41	11.78	12.03	12.33	N/A	12.81	13.47	N/A
Ten Years Ended 12/31/17	N/A	6.71	6.83	6.55	N/A	N/A	7.67	N/A
Inception* through 12/31/17	11.89	—	—	—	10.61	12.53	—	11.55

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 4/29/11 through 12/31/17)	111.78%
Class A (12/31/07 through 12/31/17)	103.09
Class B (12/31/07 through 12/31/17)	93.68
Class C (12/31/07 through 12/31/17)	88.53
Class FI (Inception date of 5/16/13 through 12/31/17)	59.50
Class R (Inception date of 2/2/12 through 12/31/17)	100.99
Class I (12/31/07 through 12/31/17)	109.34
Class IS (Inception date of 4/10/13 through 12/31/17)	67.65

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred; Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C, FI, R, I and IS shares are April 29, 2011, November 6, 1992, September 16, 1985, June 15, 1998, May 16, 2013, February 2, 2012, February 7, 1996 and April 10, 2013 respectively.

10	ClearBridge Dividend Strategy Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Dividend Strategy Fund vs. and S&P 500 Index† —
December 2007 - December 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Dividend Strategy Fund on December 31, 2007, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

Prior to May 1, 2015, the Fund had a different investment objective and followed different investment strategies under the name ClearBridge Equity Income Fund.

ClearBridge Dividend Strategy Fund 2017 Annual Report	11

Schedule of investments

December 31, 2017

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Common Stocks — 96.8%
Consumer Discretionary — 9.7%
Automobiles — 1.5%
General Motors Co.	2,236,830	$91,687,662
Hotels, Restaurants & Leisure — 1.4%
McDonald’s Corp.	507,300	87,316,476
Media — 4.1%
Comcast Corp., Class A Shares	2,865,570	114,766,078
Time Warner Inc.	1,175,000	107,477,250
Walt Disney Co.	340,080	36,562,001
Total Media		258,805,329
Specialty Retail — 2.7%
Home Depot Inc.	875,000	165,838,750
Total Consumer Discretionary		603,648,217
Consumer Staples — 15.8%
Beverages — 3.3%
Anheuser-Busch InBev SA/NV, ADR	450,000	50,202,000
Coca-Cola Co.	2,171,530	99,629,797
PepsiCo Inc.	477,260	57,233,019
Total Beverages		207,064,816
Food & Staples Retailing — 3.0%
Costco Wholesale Corp.	273,110	50,831,233
Sysco Corp.	642,290	39,006,272
Wal-Mart Stores Inc.	975,180	96,299,025
Total Food & Staples Retailing		186,136,530
Food Products — 5.7%
Lamb Weston Holdings Inc.	988,070	55,776,551
McCormick & Co. Inc., Non Voting Shares	625,070	63,700,884
Mondelez International Inc., Class A Shares	2,158,470	92,382,516
Nestle SA, ADR	1,725,000	148,298,250
Total Food Products		360,158,201
Household Products — 3.8%
Kimberly-Clark Corp.	819,480	98,878,457
Procter & Gamble Co.	1,500,000	137,820,000
Total Household Products		236,698,457
Total Consumer Staples		990,058,004
Energy — 6.5%
Energy Equipment & Services — 1.5%
Schlumberger Ltd.	1,412,460	95,185,679

See Notes to Financial Statements.

12	ClearBridge Dividend Strategy Fund 2017 Annual Report

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 5.0%
Enbridge Inc.	2,496,093	$ 97,622,197
Exxon Mobil Corp.	868,109	72,608,637
Kinder Morgan Inc.	2,925,000	52,854,750
Williams Cos. Inc.	3,000,000	91,470,000
Total Oil, Gas & Consumable Fuels		314,555,584
Total Energy		409,741,263
Financials — 17.7%
Banks — 5.1%
Bank of America Corp.	3,100,000	91,512,000
JPMorgan Chase & Co.	1,243,000	132,926,420
U.S. Bancorp	568,320	30,450,586
Wells Fargo & Co.	1,011,260	61,353,144
Total Banks		316,242,150
Capital Markets — 5.2%
Bank of New York Mellon Corp.	2,083,210	112,201,690
BlackRock Inc.	152,000	78,083,920
Blackstone Group LP	4,300,000	137,686,000
Total Capital Markets		327,971,610
Diversified Financial Services — 4.1%
Berkshire Hathaway Inc., Class B Shares	1,284,110	254,536,284	*
Insurance — 3.3%
Brighthouse Financial Inc.	183,301	10,748,771 *
MetLife Inc.	2,016,315	101,944,886
Travelers Cos. Inc.	713,270	96,747,943
Total Insurance		209,441,600
Total Financials		1,108,191,644
Health Care — 6.3%
Health Care Providers & Services — 1.1%
Unitedhealth Group Inc.	304,470	67,123,456
Pharmaceuticals — 5.2%
Johnson & Johnson	889,997	124,350,381
Merck & Co. Inc.	1,646,540	92,650,806
Pfizer Inc.	1,813,580	65,687,868
Zoetis Inc.	591,680	42,624,627
Total Pharmaceuticals		325,313,682
Total Health Care		392,437,138
Industrials — 9.9%
Aerospace & Defense — 1.5%
Raytheon Co.	497,134	93,386,622

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2017 Annual Report	13

Schedule of investments (cont’d)

December 31, 2017

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Air Freight & Logistics — 1.8%
United Parcel Service Inc., Class B Shares	925,000	$110,213,750
Commercial Services & Supplies — 1.6%
Waste Management Inc.	1,175,000	101,402,500
Industrial Conglomerates — 2.2%
3M Co.	580,000	136,514,600
Machinery — 0.5%
Pentair PLC	480,000	33,897,600
Road & Rail — 2.3%
Union Pacific Corp.	1,058,350	141,924,735
Total Industrials		617,339,807
Information Technology — 13.3%
Internet Software & Services — 2.5%
Alphabet Inc., Class C Shares	150,004	156,964,185	*
IT Services — 2.5%
MasterCard Inc., Class A Shares	525,000	79,464,000
Visa Inc., Class A Shares	650,000	74,113,000
Total IT Services		153,577,000
Semiconductors & Semiconductor Equipment — 3.5%
Intel Corp.	1,537,000	70,947,920
Texas Instruments Inc.	1,430,000	149,349,200
Total Semiconductors & Semiconductor Equipment		220,297,120
Software — 2.7%
Microsoft Corp.	2,000,000	171,080,000
Technology Hardware, Storage & Peripherals — 2.1%
Apple Inc.	780,003	131,999,908
Total Information Technology		833,918,213
Materials — 6.4%
Chemicals — 5.1%
DowDuPont Inc.	1,588,201	113,111,675
Ecolab Inc.	539,080	72,333,754
PPG Industries Inc.	850,000	99,297,000
Praxair Inc.	203,670	31,503,676
Total Chemicals		316,246,105
Containers & Packaging — 1.3%
International Paper Co.	1,423,280	82,464,843
Total Materials		398,710,948
Real Estate — 3.8%
Equity Real Estate Investment Trusts (REITs) — 3.8%
American Tower Corp.	827,170	118,012,344

See Notes to Financial Statements.

14	ClearBridge Dividend Strategy Fund 2017 Annual Report

ClearBridge Dividend Strategy Fund

Security			Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
Healthcare Trust of America Inc., Class A Shares			1,646,723	$ 49,467,559
Weyerhaeuser Co.			1,942,060	68,477,035
Total Real Estate				235,956,938
Telecommunication Services — 2.2%
Diversified Telecommunication Services — 2.2%
AT&T Inc.			1,862,240	72,403,891
Verizon Communications Inc.			1,174,996	62,192,539
Total Telecommunication Services				134,596,430
Utilities — 5.2%
Electric Utilities — 2.5%
Brookfield Infrastructure Partners Lp			2,015,065	90,295,063
NextEra Energy Inc.			428,050	66,857,129
Total Electric Utilities				157,152,192
Independent Power and Renewable Electricity Producers — 0.9%
Brookfield Renewable Partners LP			907,749	31,637,617
Brookfield Renewable Partners LP			799,920	27,925,207
Total Independent Power and Renewable Electricity Producers				59,562,824
Multi-Utilities — 1.8%
WEC Energy Group Inc.			1,650,000	109,609,500
Total Utilities				326,324,516
Total Common Stocks (Cost — $3,780,403,634)				6,050,923,118

	Rate
Convertible Preferred Stocks — 0.3%
Financials — 0.3%
Banks — 0.3%
Wells Fargo & Co. (Cost — $15,253,320)	7.500%		14,406	18,871,716

		Maturity Date	Face Amount
Asset-Backed Securities — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A (Cost — $73,449)	5.250%	6/27/34	$73,417	1	*(a)(b)
Total Investments before Short-Term Investments (Cost — $3,795,730,403)				6,069,794,835
			Shares
Short-Term Investments — 2.9%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $182,283,967)	1.157%		182,283,967	182,283,967
Total Investments — 100.0% (Cost — $3,978,014,370)				6,252,078,802
Other Assets in Excess of Liabilities — 0.0%				2,663,940
Total Net Assets — 100.0%				$6,254,742,742

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2017 Annual Report	15

Schedule of investments (cont’d)

December 31, 2017

ClearBridge Dividend Strategy Fund

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	The coupon payment on these securities is currently in default as of December 31, 2017.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	ClearBridge Dividend Strategy Fund 2017 Annual Report

Statement of assets and liabilities

December 31, 2017

Assets:
Investments, at value (Cost — $3,978,014,370)	$6,252,078,802
Foreign currency, at value (Cost — $417,728)	417,730
Cash	43,008
Dividends and interest receivable	10,071,431
Receivable for Fund shares sold	2,578,122
Security litigation proceeds receivable	91,910
Prepaid expenses	121,488
Total Assets	6,265,402,491

Liabilities:
Payable for Fund shares repurchased	3,571,307
Investment management fee payable	3,449,522
Service and/or distribution fees payable	1,011,748
Trustees’ fees payable	52,355
Payable for securities purchased	1,139
Accrued expenses	2,573,678
Total Liabilities	10,659,749
Total Net Assets	$6,254,742,742

Net Assets:
Par value (Note 7)	$2,649
Paid-in capital in excess of par value	3,957,956,822
Undistributed net investment income	8,684,154
Accumulated net realized gain on investments and foreign currency transactions	14,035,822
Net unrealized appreciation on investments and foreign currencies	2,274,063,295
Total Net Assets	$6,254,742,742

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2017 Annual Report	17

Statement of assets and liabilities (cont’d)

December 31, 2017

Net Assets:
Class 1	$1,473,314,750
Class A	$3,179,891,261
Class B	$13,248,569
Class C	$367,574,746
Class FI	$52,321
Class R	$46,035,242
Class I	$1,144,045,889
Class IS	$30,579,964

Shares Outstanding:
Class 1	62,611,491
Class A	135,208,950
Class B	572,356
Class C	15,852,780
Class FI	2,227
Class R	1,969,559
Class I	47,418,408
Class IS	1,265,967

Net Asset Value:
Class 1 (and redemption price)	$23.53
Class A (and redemption price)	$23.52
Class B*	$23.15
Class C*	$23.19
Class FI (and redemption price)	$23.49
Class R (and redemption price)	$23.37
Class I (and redemption price)	$24.13
Class IS (and redemption price)	$24.16
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$24.95

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	ClearBridge Dividend Strategy Fund 2017 Annual Report

Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Dividends and distributions	$143,419,610
Return of capital (Note 1 (e))	(612,581)
Net Dividends and Distributions	142,807,029
Interest	2,284,363
Less: Foreign taxes withheld	(1,838,492)
Total Investment Income	143,252,900

Expenses:
Investment management fee (Note 2)	41,484,129
Service and/or distribution fees (Notes 2 and 5)	11,459,269
Transfer agent fees (Note 5)	7,383,861
Fund accounting fees	398,871
Trustees’ fees	363,063
Registration fees	163,277
Shareholder reports	116,257
Insurance	67,624
Legal fees	62,418
Audit and tax fees	55,807
Custody fees	26,766
Interest expense	179
Miscellaneous expenses	33,479
Total Expenses	61,615,000
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(43,464)
Net Expenses	61,571,536
Net Investment Income	81,681,364

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	347,023,807
REIT distributions	2,567,711
Foreign currency transactions	48,372
Net Realized Gain	349,639,890
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	605,636,941
Foreign currencies	1,479
Change in Net Unrealized Appreciation (Depreciation)	605,638,420
Net Gain on Investments and Foreign Currency Transactions	955,278,310
Increase in Net Assets From Operations	$1,036,959,674

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2017 Annual Report	19

Statements of changes in net assets

For the Years Ended December 31,	2017	2016

Operations:
Net investment income	$81,681,364	$79,042,889
Net realized gain	349,639,890	111,679,697
Change in net unrealized appreciation (depreciation)	605,638,420	557,690,876
Increase in Net Assets From Operations	1,036,959,674	748,413,462

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(74,601,321)	(63,222,476)
Net realized gains	(355,849,075)	(106,220,810)
Decrease in Net Assets From Distributions to Shareholders	(430,450,396)	(169,443,286)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	613,287,896	536,623,414
Reinvestment of distributions	420,741,876	165,401,882
Cost of shares repurchased	(945,879,950)	(842,968,275)
Increase (Decrease) in Net Assets From Fund Share Transactions	88,149,822	(140,942,979)
Increase in Net Assets	694,659,100	438,027,197

Net Assets:
Beginning of year	5,560,083,642	5,122,056,445
End of year*	$6,254,742,742	$5,560,083,642
*Includesundistributed net investment income of:	$8,684,154	$10,020,237

See Notes to Financial Statements.

20	ClearBridge Dividend Strategy Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class 1 Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$21.21	$19.01	$20.24	$18.25	$14.76

Income (loss) from operations:
Net investment income	0.37	0.34	0.34	0.39	0.30
Net realized and unrealized gain (loss)	3.71	2.56	(1.22)	1.98	3.49
Total income (loss) from operations	4.08	2.90	(0.88)	2.37	3.79

Less distributions from:
Net investment income	(0.34)	(0.28)	(0.35)	(0.38)	(0.30)
Net realized gains	(1.42)	(0.42)	(0.00) [2]	—	—
Total distributions	(1.76)	(0.70)	(0.35)	(0.38)	(0.30)

Net asset value, end of year	$23.53	$21.21	$19.01	$20.24	$18.25
Total return[3]	19.44%	15.32%	(4.35)%	13.11%	25.88%

Net assets, end of year (millions)	$1,473	$1,344	$1,274	$1,466	$1,427

Ratios to average net assets:
Gross expenses	0.83%	0.86%	0.87%	0.88%	0.91%
Net expenses[4]	0.83	0.86	0.87	0.88	0.91
Net investment income	1.60	1.70	1.74	2.05	1.77

Portfolio turnover rate	13%	9%	22%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed 1.15%. In addition, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2017 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$21.20	$19.00	$20.23	$18.24	$14.75

Income (loss) from operations:
Net investment income	0.30	0.29	0.29	0.34	0.25
Net realized and unrealized gain (loss)	3.71	2.55	(1.23)	1.98	3.50
Total income (loss) from operations	4.01	2.84	(0.94)	2.32	3.75

Less distributions from:
Net investment income	(0.27)	(0.22)	(0.29)	(0.33)	(0.26)
Net realized gains	(1.42)	(0.42)	(0.00) [2]	—	—
Total distributions	(1.69)	(0.64)	(0.29)	(0.33)	(0.26)

Net asset value, end of year	$23.52	$21.20	$19.00	$20.23	$18.24
Total return[3]	19.12%	15.03%	(4.63)%	12.81%	25.61%

Net assets, end of year (millions)	$3,180	$2,820	$2,588	$3,295	$2,939

Ratios to average net assets:
Gross expenses	1.11%	1.14%	1.14%	1.16%	1.18%
Net expenses	1.11 [4,5]	1.14 [4]	1.14 [4]	1.16 [4]	1.15 [5,6]
Net investment income	1.32	1.43	1.46	1.76	1.52

Portfolio turnover rate	13%	9%	22%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 1.20%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, prior to January 1, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%.

See Notes to Financial Statements.

22	ClearBridge Dividend Strategy Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$20.90	$18.73	$19.92	$17.96	$14.52

Income (loss) from operations:
Net investment income	0.06	0.09	0.13	0.20	0.14
Net realized and unrealized gain (loss)	3.64	2.52	(1.19)	1.93	3.44
Total income (loss) from operations	3.70	2.61	(1.06)	2.13	3.58

Less distributions from:
Net investment income	(0.03)	(0.02)	(0.13)	(0.17)	(0.14)
Net realized gains	(1.42)	(0.42)	(0.00) [2]	—	—
Total distributions	(1.45)	(0.44)	(0.13)	(0.17)	(0.14)

Net asset value, end of year	$23.15	$20.90	$18.73	$19.92	$17.96
Total return[3]	17.87%	13.88%	(5.32)%	11.91%	24.79%

Net assets, end of year (millions)	$13	$33	$53	$89	$136

Ratios to average net assets:
Gross expenses	2.33%	2.11%	1.94%	1.92%	1.88%
Net expenses	2.20 [4,5]	2.11 [4]	1.94 [4]	1.92 [4]	1.82 [5,6]
Net investment income	0.26	0.47	0.67	1.09	0.86

Portfolio turnover rate	13%	9%	22%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 2.20%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, prior to January 1, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.82%.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2017 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$20.92	$18.77	$19.98	$18.02	$14.58

Income (loss) from operations:
Net investment income	0.14	0.15	0.15	0.20	0.13
Net realized and unrealized gain (loss)	3.66	2.51	(1.20)	1.96	3.46
Total income (loss) from operations	3.80	2.66	(1.05)	2.16	3.59

Less distributions from:
Net investment income	(0.11)	(0.09)	(0.16)	(0.20)	(0.15)
Net realized gains	(1.42)	(0.42)	(0.00) [2]	—	—
Total distributions	(1.53)	(0.51)	(0.16)	(0.20)	(0.15)

Net asset value, end of year	$23.19	$20.92	$18.77	$19.98	$18.02
Total return[3]	18.31%	14.20%	(5.25)%	12.03%	24.71%

Net assets, end of year (millions)	$368	$369	$361	$394	$356

Ratios to average net assets:
Gross expenses	1.81%	1.83%	1.84%	1.85%	1.86%
Net expenses	1.81 [4,5]	1.83 [4]	1.84 [4]	1.85 [4]	1.86 [6]
Net investment income	0.62	0.73	0.77	1.07	0.81

Portfolio turnover rate	13%	9%	22%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 1.95%. Prior to August 3, 2015, the expense limitation was 2.00%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, prior to January 1, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%.

See Notes to Financial Statements.

24	ClearBridge Dividend Strategy Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$21.19	$18.98	$20.21	$18.24	$17.01

Income (loss) from operations:
Net investment income	0.28	0.26	0.29	0.30	0.14
Net realized and unrealized gain (loss)	3.71	2.57	(1.22)	2.00	1.28
Total income (loss) from operations	3.99	2.83	(0.93)	2.30	1.42

Less distributions from:
Net investment income	(0.27)	(0.20)	(0.30)	(0.33)	(0.19)
Net realized gains	(1.42)	(0.42)	(0.00) [3]	—	—
Total distributions	(1.69)	(0.62)	(0.30)	(0.33)	(0.19)

Net asset value, end of year	$23.49	$21.19	$18.98	$20.21	$18.24
Total return[4]	19.02%	14.98%	(4.60)%	12.70%	8.41%

Net assets, end of year (000s)	$52	$26	$55	$67	$15

Ratios to average net assets:
Gross expenses	1.15%	1.24%	1.15%	1.23%	1.32%[5]
Net expenses[6]	1.15	1.20 [7]	1.13 [7]	1.21 [7]	1.22 [5,7]
Net investment income	1.24	1.28	1.47	1.57	1.34 [5]

Portfolio turnover rate	13%	9%	22%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 16, 2013 (inception date) to December 31, 2013.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 1.20%. Prior to August 3, 2015, the expense limitation was 1.25%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2017 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$21.10	$18.94	$20.18	$18.23	$14.74

Income (loss) from operations:
Net investment income	0.23	0.23	0.25	0.21	0.21
Net realized and unrealized gain (loss)	3.69	2.56	(1.23)	2.03	3.49
Total income (loss) from operations	3.92	2.79	(0.98)	2.24	3.70

Less distributions from:
Net investment income	(0.23)	(0.21)	(0.26)	(0.29)	(0.21)
Net realized gains	(1.42)	(0.42)	(0.00) [2]	—	—
Total distributions	(1.65)	(0.63)	(0.26)	(0.29)	(0.21)

Net asset value, end of year	$23.37	$21.10	$18.94	$20.18	$18.23
Total return[3]	18.76%	14.78%	(4.83)%	12.40%	25.27%

Net assets, end of year (000s)	$46,035	$14,551	$1,705	$1,178	$176

Ratios to average net assets:
Gross expenses	1.43%	1.37%	1.42%	1.58%	1.71%
Net expenses[4]	1.40 [5]	1.37	1.34 [5]	1.47 [5]	1.45 [5]
Net investment income	1.02	1.15	1.28	1.12	1.24

Portfolio turnover rate	13%	9%	22%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.50%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Dividend Strategy Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$21.71	$19.44	$20.69	$18.65	$15.07

Income (loss) from operations:
Net investment income	0.37	0.36	0.36	0.39	0.31
Net realized and unrealized gain (loss)	3.81	2.61	(1.26)	2.04	3.59
Total income (loss) from operations	4.18	2.97	(0.90)	2.43	3.90

Less distributions from:
Net investment income	(0.34)	(0.28)	(0.35)	(0.39)	(0.32)
Net realized gains	(1.42)	(0.42)	(0.00) [2]	—	—
Total distributions	(1.76)	(0.70)	(0.35)	(0.39)	(0.32)

Net asset value, end of year	$24.13	$21.71	$19.44	$20.69	$18.65
Total return[3]	19.45%	15.37%	(4.32)%	13.18%	26.06%

Net assets, end of year (millions)	$1,144	$976	$845	$928	$467

Ratios to average net assets:
Gross expenses	0.84%	0.84%	0.85%	0.82%	0.86%
Net expenses	0.84 [4]	0.84 [4]	0.82 [4,5]	0.82 [4]	0.82 [5,6]
Net investment income	1.59	1.72	1.80	2.05	1.81

Portfolio turnover rate	13%	9%	22%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 0.85%. Prior to August 3, 2015, the expense limitation was 1.00%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, prior to January 1, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.83%.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2017 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$21.73	$19.45	$20.70	$18.65	$16.87

Income (loss) from operations:
Net investment income	0.39	0.35	0.37	0.41	0.23
Net realized and unrealized gain (loss)	3.82	2.65	(1.26)	2.03	1.77
Total income (loss) from operations	4.21	3.00	(0.89)	2.44	2.00

Less distributions from:
Net investment income	(0.36)	(0.30)	(0.36)	(0.39)	(0.22)
Net realized gains	(1.42)	(0.42)	(0.00) [3]	—	—
Total distributions	(1.78)	(0.72)	(0.36)	(0.39)	(0.22)

Net asset value, end of year	$24.16	$21.73	$19.45	$20.70	$18.65
Total return[4]	19.60%	15.52%	(4.28)%	13.21%	11.99%

Net assets, end of year (000s)	$30,580	$3,349	$12	$13	$11

Ratios to average net assets:
Gross expenses	0.73%	0.74%	0.89%	0.99%	1.06%[5]
Net expenses[6]	0.73	0.74	0.78 [7]	0.82 [7]	0.82 [5,7]
Net investment income	1.66	1.65	1.82	2.10	1.83 [5]

Portfolio turnover rate	13%	9%	22%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 10, 2013 (inception date) to December 31, 2013.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 0.75%. In addition, the ratio of total annual fund operating expenses for class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	ClearBridge Dividend Strategy Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Dividend Strategy Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

ClearBridge Dividend Strategy Fund 2017 Annual Report	29

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

30	ClearBridge Dividend Strategy Fund 2017 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$6,050,923,118	—	—	$6,050,923,118
Convertible preferred stocks	18,871,716	—	—	18,871,716
Asset-backed securities	—	$1	—	1
Total long-term investments	6,069,794,834	1	—	6,069,794,835
Short-term investments†	182,283,967	—	—	182,283,967
Total investments	$6,252,078,801	$1	—	$6,252,078,802

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar

ClearBridge Dividend Strategy Fund 2017 Annual Report	31

Notes to financial statements (cont’d)

can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

32	ClearBridge Dividend Strategy Fund 2017 Annual Report

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$(5,200,000)	—	$5,200,000
(b)	(3,216,126)	$3,216,126	—

(a)	Reclassifications are due to distributions paid in connection with the redemption of Fund shares attributable to the previous year.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650

ClearBridge Dividend Strategy Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

Average Daily Net Assets	Annual Rate
Next $5 billion	0.600
Over $10 billion	0.550

Prior to December 1, 2017, the Fund paid an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements, effective December 1, 2017, between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1, Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.15%, 1.15%, 2.15%, 1.90%, 1.15%, 1.40%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class 1 and Class IS shares did not exceed the ratio of total annual fund operating expenses for Class A and Class I shares, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

Prior to December 1, 2017, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.20%, 2.20%, 1.95%, 1.20%, 1.40%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class 1 and Class IS shares did not exceed the ratio of total annual fund operating expenses for Class A and Class I shares, respectively.

During the year ended December 31, 2017, fees waived and/or expenses reimbursed amounted to $43,464.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

34	ClearBridge Dividend Strategy Fund 2017 Annual Report

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2017, LMIS and its affiliates retained sales charges of $1,127,425 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$20,935	$1,122	$12,939

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances were reported in the Statement of Assets and Liabilities under Trustees’ fees payable and were considered a general obligation of the Fund and any payments made pursuant to the Plan were made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2017, the Fund had no deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$739,848,716
Sales	955,823,767

At December 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$3,966,748,224	$2,302,258,181	$(16,927,603)	$2,285,330,578

4. Derivative instruments and hedging activities

During the year ended December 31, 2017, the Fund did not invest in derivative instruments.

ClearBridge Dividend Strategy Fund 2017 Annual Report	35

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.75%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$1,508,884
Class A	$7,467,757	†	4,120,387
Class B	172,251		195,516
Class C	3,656,770	†	309,813
Class FI	72		53
Class R	162,419		67,352
Class I	—		1,180,581
Class IS	—		1,275
Total	$11,459,269		$7,383,861

†	Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2017, the service and/or distribution fees reimbursed amounted to $893 and $1,995 for Class A and Class C shares, respectively.

For the year ended December 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	$893
Class B	29,815
Class C	1,995
Class FI	—
Class R	10,761
Class I	—
Class IS	—
Total	$43,464

36	ClearBridge Dividend Strategy Fund 2017 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Investment Income:
Class 1	$20,702,714	$18,167,728
Class A	35,896,960	30,440,320
Class B	30,994	48,622
Class C	1,805,928	1,742,911
Class FI	403	281
Class R	357,666	63,579
Class I	15,442,209	12,737,750
Class IS	364,447	21,285
Total	$74,601,321	$63,222,476

Net Realized Gains:
Class 1	$83,981,835	$25,808,230
Class A	181,600,469	54,044,371
Class B	883,419	673,152
Class C	21,480,075	7,237,135
Class FI	1,739	498
Class R	2,565,975	230,581
Class I	63,588,712	18,166,302
Class IS	1,746,851	60,541
Total	$355,849,075	$106,220,810

7. Shares of beneficial interest

At December 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	4,514,105	$104,684,549	2,099,944	$43,975,958
Shares repurchased	(5,279,627)	(120,466,004)	(5,767,996)	(116,111,142)
Net decrease	(765,522)	$(15,781,455)	(3,668,052)	$(72,135,184)

Class A
Shares sold	11,763,228	$268,143,999	11,459,453	$231,853,898
Shares issued on reinvestment	9,242,333	214,222,823	3,965,989	83,100,073
Shares repurchased	(18,786,586)	(428,577,529)	(18,626,298)	(375,695,304)
Net increase (decrease)	2,218,975	$53,789,293	(3,200,856)	$(60,741,333)

ClearBridge Dividend Strategy Fund 2017 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class B
Shares sold	2,683	$58,323	14,975	$292,068
Shares issued on reinvestment	39,543	901,207	34,341	711,888
Shares repurchased	(1,038,946)	(23,259,371)	(1,299,647)	(25,652,331)
Net decrease	(996,720)	$(22,299,841)	(1,250,331)	$(24,648,375)

Class C
Shares sold	1,212,492	$27,227,103	1,893,877	$37,751,921
Shares issued on reinvestment	973,171	22,236,941	405,713	8,410,024
Shares repurchased	(3,977,565)	(89,157,232)	(3,867,723)	(76,950,280)
Net decrease	(1,791,902)	$(39,693,188)	(1,568,133)	$(30,788,335)

Class FI
Shares sold	920	$21,475	—	—
Shares issued on reinvestment	92	2,142	37	$779
Shares repurchased	(6)	(150)	(1,709)	(32,429)
Net increase (decrease)	1,006	$23,467	(1,672)	$(31,650)

Class R
Shares sold	1,251,688	$28,099,058	618,357	$12,830,196
Shares issued on reinvestment	126,230	2,909,392	13,649	286,912
Shares repurchased	(98,063)	(2,249,494)	(32,294)	(640,727)
Net increase	1,279,855	$28,758,956	599,712	$12,476,381

Class I
Shares sold	11,355,260	$263,761,943	12,222,451	$250,661,690
Shares issued on reinvestment	3,151,134	74,905,816	1,345,771	28,834,422
Shares repurchased	(12,063,569)	(281,382,609)	(12,052,921)	(247,884,794)
Net increase	2,442,825	$57,285,150	1,515,301	$31,611,318

Class IS
Shares sold	1,107,890	$25,975,995	149,797	$3,233,641
Shares issued on reinvestment	36,832	879,006	3,774	81,826
Shares repurchased	(32,892)	(787,561)	(58)	(1,268)
Net increase	1,111,830	$26,067,440	153,513	$3,314,199

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$79,563,195	$63,222,476
Net Long-term Capital Gains	350,887,201	106,220,810
Total distributions paid	$430,450,396	$169,443,286

38	ClearBridge Dividend Strategy Fund 2017 Annual Report

As of December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$8,489,312
Undistributed long-term capital gains — net	2,567,697
Total undistributed earnings	11,057,009
Other book/tax temporary differences(a)	396,821
Unrealized appreciation (depreciation)(b)	2,285,329,441
Total accumulated earnings (losses) — net	$2,296,783,271

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book/tax basis of partnership investments.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

10. Subsequent event

All outstanding Class B shares of the Fund were converted into Class A shares of the Fund on January 30, 2018 (the “Conversion Date”). The conversion of Class B shares into Class A shares occurred at the close of business on the Conversion Date. The conversion was not a taxable event for federal income tax purposes and did not result in recognition of gain or loss by converting shareholders.

ClearBridge Dividend Strategy Fund 2017 Annual Report	39

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge Dividend Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Dividend Strategy Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, MD

February 13, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

40	ClearBridge Dividend Strategy Fund 2017 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and

ClearBridge Dividend Strategy Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional equity income funds (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2017. The Fund performed better than the median performance of the funds in the Performance Universe for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2017, which showed that the Fund’s performance was better than the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized

42	ClearBridge Dividend Strategy Fund

total return for the three-year period ended June 30, 2017 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 15 retail front-end load equity income funds selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all retail front-end load equity income funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and the funds in the Expense Universe, and that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and slightly above the median of the total

ClearBridge Dividend Strategy Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

expense ratios of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the median transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement and the lowering of the expense cap for the Fund that was not reflected in the Broadridge data for an annual period.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

44	ClearBridge Dividend Strategy Fund

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge Dividend Strategy Fund	45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Dividend Strategy Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†pg14s
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

46	ClearBridge Dividend Strategy Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge Dividend Strategy Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

48	ClearBridge Dividend Strategy Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	141
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Dividend Strategy Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

50	ClearBridge Dividend Strategy Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Dividend Strategy Fund	51

Additional information (unaudited) (cont’d)

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended December 31, 2016 and December 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended December 31, 2016 and December 31, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended December 31, 2016 and December 31, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

52	ClearBridge Dividend Strategy Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record date:	3/30/2017	6/29/2017	9/28/2017	12/5/2017	12/20/2017
Payable date:	3/31/2017	6/30/2017	9/29/2017	12/6/2017	12/21/2017
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%	100.00%	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%	100.00%	100.00%	100.00%
Qualified short-term capital gain dividend*	—	—	—	$0.01974	—
Long-term capital gain dividend	—	$0.036080	—	$1.359200	—

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for non resident aliens and foreign corporations.

Please retain this information for your records.

ClearBridge Dividend Strategy Fund	53

ClearBridge

Dividend Strategy Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Dividend Strategy Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Dividend Strategy Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Dividend Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0420 2/18 SR18-3271

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2016 and December 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,260 in December 31, 2016 and $88,385 in December 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2016 and $0 in December 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,920 in December 31, 2016 and $8,100 in December 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2016 and December 31, 2017; Tax Fees were 100% and 100% for December 31, 2016 and December 31, 2017; and Other Fees were 100% and 100% for December 31, 2016 and December 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in December 31, 2016 and $160,000 in December 31, 2017.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 21, 2018